                                                                   Exhibit 10.14

                              FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of August 6, 1997 is entered into among PETsMART, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (the "Lenders") and NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").


                                    BACKGROUND

     A. The Company, the Lenders and the Administrative Lender heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of April 18, 1997, (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Company, the Lenders and the Administrative Lender desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Company, the Lenders and the Administrative Lender covenant and agree as follows:

     1.  AMENDMENTS.

         (a) The definition of "APPLICABLE MARGIN" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                    "'APPLICABLE MARGIN' shall mean the following per annum percentages, applicable in the following situations:


                                           Non-Investment Grade      Investment Grade
                  Applicability                LIBOR Margin             LIBOR Margin
                  -------------                ------------             ------------
          (i)   If the Fixed Charges              0.375%                   0.375%
                Coverage Ratio is equal
                to or greater than 2.5
                to 1

          (ii)  If the Fixed Charges              0.500%                   0.500%
                Coverage Ratio is less
                than 2.5 to 1 but is



                equal to or greater
                than 2.0 to 1

          (iii) If the Fixed Charges              0.625%                   0.500%
                Coverage Ratio is less
                than 2.0 to 1 but is
                equal to or greater than
                1.75 to 1

          (iv)  If the Fixed Charges              0.750%                   0.625%
                Coverage Ratio is less
                than 1.75 to 1 but is
                greater than or equal
                to 1.50 to 1

          (v)   If the Fixed Charges              0.875%                   0.875%
                Coverage Ratio is less
                than 1.50 to 1

          The Applicable Margin payable by the Company on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Fixed Charges Coverage Ratio; PROVIDED, that each adjustment in the Applicable Margin shall be effective as of the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to Section 6.14(a) or 6.14(b) hereof, as appropriate. If financial statements of the Company (and corresponding Quarterly Compliance Certificate setting forth the Fixed Charges Coverage Ratio) are not received by the Administrative Lender by the fifth day following the date required pursuant to Section 6.14(a) or 6.14(b) hereof, as appropriate, the Applicable Margin shall be determined as if the Fixed Charges Coverage Ratio is less than 1.50 to 1 until such time as such financial statements and Quarterly Compliance Certificate are received. The Applicable Margin from and including August 4, 1997 to the date of the initial adjustment to be made therein as provided above shall be 0.750%. During any period in which the Company has a rating of BBB- or better from S&P or Baa3 or better from Moody's, the Applicable Margin shall be equal to the applicable LIBOR Margin set forth above in the column designated Investment Grade LIBOR Margin. At all other times the Applicable Margin shall be equal to the applicable LIBOR Margin set forth above in the column designated Non-Investment Grade LIBOR Margin. Any decrease or increase in the LIBOR Margins based on a change in the Company's rating by S&P or Moody's shall be effective as of the fifth day following any such change in the rating which requires a change in the LIBOR Margin used to calculate the Applicable Margin."

          (b) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

               "'EBITDA' means, for the Company and its Subsidiaries, calculated on a consolidated basis in accordance with GAAP, the sum of (a) Net profit before Taxes (but excluding from the calculation thereof the effect of (i) one-time charges to operating income with respect to the costs related to Pooling Acquisitions by the Company; provided that such costs shall not, together with the aggregate Acquisition Consideration (other than capital stock of the Company) and Capital Expenditures paid or incurred in connection with Acquisitions during each fiscal year, exceed 15% of Tangible Net Worth during each fiscal year, and (ii) the one-time operating charge and restructuring charge of the Company for the fiscal quarter ending August 3, 1997, not to exceed $65,000,000), plus (b) depreciation and amortization expense, and other non-cash items deducted in the calculation of net operating income, plus (c) interest expense (including interest expense pursuant to Capital Leases), net of interest and other investment income, plus (d) any net extraordinary losses included in the calculation of net operating income, minus
          (e) any net extraordinary gains included in the calculation of net operating income."

          (c) The definition of "NET WORTH" set forth in Section 1.1 of the Credit Agreement is duly amended to read as follows:

          "NET WORTH" means, for the Company and its Subsidiary on a consolidated basis, determined in accordance with GAAP, the sum of (a) capital stock taken at stated or par value, plus (b) capital surplus, plus (c) retained earnings less treasury stock, plus or minus, as the case may be (d) the effect of foreign currency translation.

          (d) Section 2.3(a) of the Credit Agreement is hereby amended to read as follows:

               "(a) COMMITMENT FEE. Subject to Section 10.9 hereof, the Company agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) based on the daily average unused portion of the Commitment (subject to Section 10.9 hereof, computed on the basis of a year of 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:

                             Applicability                        Percentage
                             -------------                        ----------
             (A)  If the Fixed Charges Coverage Ratio is            0.175%
                  greater than or equal to 2.5 to 1

             (B)  If the Fixed Charges Coverage Ratio is            0.200%
                  less than 2.5 to 1 but is equal to or
                  greater than 2.0 to 1

             (C)  If the Fixed Charges Coverage Ratio is            0.250%
                  less than 2.0 to 1 but is equal to or
                  greater than 1.75 to 1

             (D)  If the Fixed Charges Coverage Ratio is            0.300%
                  less than 1.75 to 1 but is greater than
                  or equal to 1.50 to 1

             (E)  If the Fixed Charges Coverage Ratio is            0.350%
                  less than 1.50 to 1

          For purposes of calculation of the commitment fee, Letters of Credit outstanding from time to time will reduce the unused portion of the Commitment. The commitment fee shall be subject to reduction or increase, as applicable and as set forth above, on a quarterly basis according to the performance of the Company as tested by the Fixed Charges Coverage Ratio. Any such increase or decrease in such fee shall be effective on the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to Section 6.14(a) or 6.14(b) hereof, as appropriate. If such financial statements are not received by the fifth day following the date required, the commitment fee shall be determined as if the Fixed Charges Coverage Ratio is less than 1.50 to 1 until such time as such financial statements are received. From and including
          August 4, 1997 to the date of the initial adjustment of the commitment fee to be made as provided above, the percentage shall be 0.300%."

          (e) Section 6.1(b) of the Credit Agreement is hereby amended to read as follows:

                "(b) FIXED CHARGES COVERAGE RATIO.  The Fixed Charges
          Coverage Ratio shall not be less than (i) 1.45 to 1.00 at the end of any fiscal quarter of the Company until and including the last fiscal quarter of fiscal year 1998, (ii) 1.50 to 1 at the end of any fiscal quarter of the Company during fiscal year 1999, (iii) 1.60 to 1 at the end of any fiscal quarter of the Company during fiscal year 2000, and (iv) 1.75 to 1 at the end of any fiscal quarter of the Company thereafter."


          (f) Section 6.5 of the Credit Agreement is hereby amended by adding the following language to the end of subsection (a) thereof:

          "or (iii) the Company's Ennis warehouse and underperforming or replacement stores listed on
          Schedule 6.5 hereto and related inventory and inventory and fixtures related to the discontinuance of Discovery Centers and 3 Dog Bakeries."

          (g) The Credit Agreement is hereby amended to add a Schedule 6.5 thereto in the form of Schedule 6.5 to this First Amendment.

          (h) The Quarterly Compliance Certificate is hereby amended to be in the form of EXHIBIT B to this First Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) The Company has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Company) is required for the execution, delivery or performance by Company of this First Amendment.

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this First Amendment executed by the Lenders comprising the Majority Lenders;

          (b) The Administrative Lender shall have received counterparts of this First Amendment executed by the Company and acknowledged by each Guarantor (as hereinafter defined);

          (c) The Administrative Lender shall have received a certified corporate resolution of the Board of Directors of the Company authorizing the execution, delivery and performance of this First Amendment;

          (d) The Administrative Lender shall have received for the account of each Lender executing this First Amendment a consent fee in an amount equal to the product of (i) 0.075% multiplied by (ii) such Lender's Commitment; and

          (e) The Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     4.   REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary executing a Subsidiary Guaranty (a "Guarantor") (i) acknowledges, consents and agrees to the execution, delivery and performance by Borrowers of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and
(iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Company and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

-----------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
-----------------------------------------------------------------------------

     IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

COMPANY:                           PETsMART, INC.



                                   By:  /s/ C. Donald Dorsey
                                      ----------------------------------------
                                        Name:  C. Donald Dorsey
                                        Title:   Executive Vice President


ADMINISTRATIVE LENDER:             NATIONSBANK OF TEXAS, N.A., as
                                   Administrative Lender



                                   By:  /s/ Natalie Hebert
                                      ----------------------------------------
                                        Name:  Natalie Hebert
                                        Title:  Vice President


ISSUING BANK:                      NATIONSBANK OF TEXAS, N.A., as
                                   Issuing Bank



                                   By:  /s/ Natalie Hebert
                                      ----------------------------------------
                                        Name:  Natalie Hebert
                                        Title:   Vice President



LENDERS:                           NATIONSBANK OF TEXAS, N.A.,
                                   Individually



                                   By:  /s/ Natalie Hebert
                                      ----------------------------------------
                                        Name:   Natalie Hebert
                                        Title:    Vice President

                                   WELLS FARGO BANK, N.A.



                                   By:  /s/ Edith R. Lim
                                      ----------------------------------------
                                        Name:  Edith R. Lim
                                        Title:    Vice President



                                   By:  /s/ Gene Fuentes
                                      ----------------------------------------
                                        Name:  Gene Fuentes
                                        Title:    Assistant Vice President


                                   NORWEST BANK COLORADO, N.A.


                                   By:  /s/ Karen I. Hardy
                                      ----------------------------------------
                                        Name:  Karen I. Hardy
                                        Title:  Vice President


                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A.,
                                   "RABOBANK NEDERLAND", NEW YORK BRANCH



                                   By:  /s/ Angela R. Reilly
                                      ----------------------------------------
                                        Name:  Angela R. Reilly
                                        Title:   Vice President



                                   By:  /s/ Ian Reece
                                      ----------------------------------------
                                        Name:  Ian Reece
                                        Title:   Senior Credit Officer

                                   ABN AMRO BANK N.V., LOS ANGELES
                                   INTERNATIONAL BRANCH



                                   By:  /s/ Ellen M. Coleman
                                      ----------------------------------------
                                        Name:  Ellen M. Coleman
                                        Title:   Vice President/Director



                                   By:  /s/ Matthew S. Thompson
                                      ----------------------------------------
                                        Name:  Matthew S. Thompson
                                        Title: Group Vice President/Director


                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY



                                   By:  /s/ Vicente L. Timiraos
                                      ----------------------------------------
                                        Name:  Vicente L. Timiraos
                                        Title: Senior Vice President/Senior
                                               Manager


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                   By:  /s/ T. Morgan Edwards II
                                      ----------------------------------------
                                        Name:  T. Morgan Edwards II
                                        Title:   Deputy General Manager

                                   UNITED STATES
                                   NATIONAL BANK OF OREGON



                                   By:  /s/ Roger H. Weis
                                      ----------------------------------------
                                        Name:  Roger H. Weis
                                        Title:   Vice President


                                   CORESTATES BANK, N.A.



                                   By:  /s/ John A. Ginter
                                      ----------------------------------------
                                        Name:  John A. Ginter
                                        Title:   Assistant Vice President


                                   FLEET NATIONAL BANK



                                   By:  /s/ Thomas J. Bullard
                                      ----------------------------------------
                                        Name:  Thomas J. Bullard
                                        Title:   Vice President


                                   THE SUMITOMO BANK OF CALIFORNIA



                                   By:  /s/ Matthew R. Van Steenhuyse
                                      ----------------------------------------
                                        Name:  Matthew R. Van Steenhuyse
                                        Title:   Vice President

                                   THE BANK OF NOVA SCOTIA



                                   By:  /s/ John Quick
                                      ----------------------------------------
                                        Name:  John Quick
                                        Title:  Senior Relationship Manager


                                   THE SAKURA BANK, LIMITED



                                   By:  /s/ Ofusa Sato
                                      ----------------------------------------
                                        Name:  Ofusa Sato
                                        Title:   Assistant General Manager


                                   CREDIT LYONNAIS LOS ANGELES BRANCH



                                   By:  /s/ Dianne M. Scott
                                      ----------------------------------------
                                        Name:  Dianne M. Scott
                                        Title:   Vice President and Manager


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                   LOS ANGELES AGENCY



                                   By:  /s/ Masatsugu Morishita
                                      ----------------------------------------
                                        Name:  Masatsugu Morishita
                                        Title:Sr. Vice President & Joint GM

                                   BANK OF MONTREAL



                                   By:  /s/ Julia B. Buthma
                                      ----------------------------------------
                                        Name:  Julia B. Buthma
                                        Title:   Managing Director


ACKNOWLEDGED AND AGREED TO:

THE WEISHEIMER COMPANIES, INC.



By:  /s/ C. Donald Dorsey
    ---------------------------------
     Name:  C. Donald Dorsey
     Title:  Executive Vice President


PETSTUFF, INC.



By:  /s/ C. Donald Dorsey
    ---------------------------------
     Name:  C. Donald Dorsey
     Title:  Executive Vice President


SPORTING DOG SPECIALTIES, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title:  Chief Financial Officer

THE PET FOOD GIANT, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice Presient


PETSTUFF CANADA (USA) HOLDINGS, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


PETSTUFF NOVA SCOTIA, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


STATE LINE TACK, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


PETSMART VETERINARY SERVICES INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President

PACIFIC COAST DISTRIBUTING, INC.



By:  /s/ C. Donald Dorsey
    ---------------------------------
     Name:  C. Donald Dorsey
     Title:  Executive Vice President


STATE LINE TACK OF TEXAS, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


NATIONAL BRIDLE SHOP, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


SPAT PRODUCTIONS, INC.



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President


3003300 NOVA SCOTIA COMPANY



By:  /s/ C. Donald Dorsey
    --------------------------------
     Name:  C. Donald Dorsey
     Title: Executive Vice President